U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                March 12, 2001
                                 Date of Report
                        (Date of earliest event reported)



                            TRIDENT MEDIA GROUP, INC.
             (Exact Name of Registrant as specified in its Charter)


           Nevada                         2-98074-NY            11-2751536
--------------------------------------------------------------------------------
(State or other jurisdiction               (Commission       (I.R.S. Employer
    of incorporation)                      File Number)      Identification No.)


                   6349 Palomar Oaks Court, Carlsbad, CA 92009
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               (Address of principal executive offices) (Zip Code)

                                 (760) 438-9080
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              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  1.   On January 15, 2001, the audit  relationship  between Trident Media
          Group, Inc. (the "Company) and Grant Thornton LLP ceased. On March 1, 2001, the Company engaged Levitz, Zacks & Ciceric LLP as the Company's new independent accountants.

     2. The Company's Board of Directors approved the decision to engage Levitz, Zacks & Ciceric LLP, as the new Company's accountants.

     3.   There were no reportable  events of the type  described in Item 304(a)
          (1) (v) (a) through (d) of Regulations S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits - None




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                TRIDENT MEDIA GROUP, INC.



Dated:         March 12, 2001                 By: /s/ Harlyn C. Enholm
                                                Chief Financial Officer